SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                         (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[  ]    Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 IMMUCELL CORPORATION
 ............................................................................
		  (Name of Registrant as Specified In Its Charter)

 ............................................................................
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[  ]  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0- 11.
        1) Title of each class of securities to which transaction applies:
 ............................................................................
        2) Aggregate number of securities to which transaction applies:
 ............................................................................
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
 ............................................................................
        4) Proposed maximum aggregate value of transaction:
 ............................................................................
        5) Total fee paid:
 ............................................................................
[  ]    Fee paid previously with preliminary materials.
[  ]    Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.
        1) Amount Previously Paid:
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        2) Form, Schedule or Registration Statement No.:
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        3) Filing Party:
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        4) Date Filed:
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                                       IMMUCELL CORPORATION

                             Notice of Annual Meeting of Stockholders

                                           June 28, 1996


To the Stockholders of ImmuCell Corporation:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ImmuCell Corporation (the "Company") will be held at the Embassy Suites Hotel, 1050 Westbrook Street, Portland, Maine on Friday, June 28, 1996 at 10:00 a.m. for the following purposes:

               1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

               2. To take any other action which may properly come before the meeting, or any adjournment thereof.

        The Board of Directors has fixed the close of business on Wednesday, May 1, 1996, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.





                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             MICHAEL F. BRIGHAM, SECRETARY
                                             April 30, 1996




      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING IN PERSON.

                                       IMMUCELL CORPORATION
                                        56 EVERGREEN DRIVE
                                        PORTLAND, ME 04103
                                                                April 30, 1996

                                          PROXY STATEMENT

                                1996 ANNUAL MEETING OF STOCKHOLDERs

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of ImmuCell Corporation (the "Company"), a Delaware corporation, of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on Friday, June 28, 1996 at the Embassy Suites Hotel, 1050 Westbrook Street, Portland, Maine, and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the enclosed proxy card are first being given or sent to stockholders on or about May 15, 1996. Stockholders who execute proxies may revoke them at any time before exercise thereof. See "OTHER MATTERS", below.

                                   VOTING SECURITIES OUTSTANDING

        Only stockholders of record at the close of business on May 1, 1996, the record date, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. As of such date, there were 2,326,231 shares of common stock of the Company issued and outstanding. Each share is entitled to one vote with respect to all matters to be acted upon at the meeting. The holders of one-third of the Company's common stock outstanding and entitled to vote, represented at the meeting in person or by proxy, shall constitute a quorum for the transaction of business. Votes cast in person or by proxy at the meeting will be tabulated by the inspector of election approved for the meeting.

      With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld from any nominee, as well as broker non-votes, will not be counted in such nominee's favor.

                            ELECTION OF THE BOARD OF DIRECTORS (ITEM 1)

        Each of the six persons listed below has been nominated to serve as a director until the next Annual Meeting of the Stockholders and until his successor is chosen and qualified. The nominees for directors receiving a plurality of the votes cast by the holders of the common stock represented at the meeting in person or by proxy will be elected. This means that the six nominees receiving the largest number of votes cast will be elected. The proxies in the enclosed form which are executed and returned will be voted (unless otherwise directed) for the election as directors of the nominees listed below:

        ANTHONY B. CASHEN (Age: 60, Director Since: 1985) is a member of the Executive and the Compensation and Stock Option Committees of the Company's Board of Directors and is Senior Partner of Lamalie Amrop International, an executive recruitment firm. Prior to 1993 this firm was known as Lamalie Associates, Inc. which, in 1990, merged with Flanagan & Webster, Inc. where Mr. Cashen was President. He is also a director of LBO Capital Corporation, Ajay Sports, Inc. and Taconic Telephone Corporation.

        THOMAS C. HATCH (Age:  42, Officer Since:  October 1991, Director
Since: August 1992) was elected President and Chief Executive Officer of the Company in October 1991 and is a member of the Executive Committee of the Company's Board of Directors. Prior to that, he served as Manager of Commercial Development for the Company since May 1989. Prior to joining the Company, he held various product management and sales positions in the Animal Health and Crop Protection Chemical businesses of the American Cyanamid Company. Prior to that, he had been an Economic Analyst with the U.S. Department of Agriculture in Washington. Mr. Hatch earned his Masters in Business Administration from the University of Virginia in 1984.

        GEORGE W. MASTERS (Age: 55, Director Since: August 1992) is a member of the Executive and the Nominating Committees of the Company's Board of Directors. He is Vice Chairman, President and Chief Executive Officer of
Seragen, Inc., a biotechnology company ("Seragen").   From September 1991 until
joining Seragen in March 1993, Mr. Masters served as President and Chief Executive Officer of Verax Corporation, a privately held biotechnology company. From 1989 to 1991, he was President and Chief Executive Officer of Hemosol, Inc. (Toronto, Canada) a biopharmacoutical company and continues as Vice Chairman. From 1985 to 1989, he was President of Immunomedics, Inc., where Johnson and Johnson held a significant equity position. In addition, Mr. Masters was employed by Warner-Lambert's General Diagnostics Division, becoming President of International Operations in 1975 and Group President for worldwide business in 1980. Mr. Masters currently also serves on the Board of Directors of CME Telemetrix, Hemosol, Inc., Editek, Inc. and Intelligent Medical Imaging. Mr. Masters is on the Board of Directors of the Biotechnology Industry Organization ("BIO") and is a member of BIO's Executive Committee. He is also on the Board of Visitors of Boston University School of Medicine and the Board of Associates of the Whitehead Institute for Biomedical Research at MIT.

        WILLIAM H. MAXWELL, M.D. (Age: 57, Director Since: 1986) is a member of the Compensation and Stock Option, the Audit and the Nominating Committees of the Company's Board of Directors. He has been President of Maxwell, Roediger, Knowland & Kluger, M.D., P.A. since its inception in 1978, working as an otolaryngologist (head and neck surgeon). Dr. Maxwell is also the President and Chief Executive Officer of the Medical Mutual Insurance Company of Maine, a medical liability insurer.

        JOHN R. MCKERNAN, JR. (Age: 47, Director since: 1995) is a member of the Nominating Committee of the Company's Board of Directors. He is currently Chairman and CEO of McKernan Enterprises, Inc., a consulting company, and of Nottingham Equity, Inc., a merchant banking firm. Mr. McKernan also serves on the Board of Trustees of the Bear Stearns Mutual Funds. He served two four-year terms as Maine's 70th Governor completing his second term in early 1995. Before his inauguration as Governor in 1987, he represented Maine's First Congressional District for two terms in the U.S. House of Representatives in Washington, D.C.

        MITCHEL SAYARE, PH.D. (Age: 48, Director Since: September 1994) is a member of the Compensation and Stock Option and the Audit Committees of the Company's Board of Directors. He joined ImmunoGen Inc., a biotechnology company, ("ImmunoGen") in 1986 as President and Chief Executive Officer and is currently ImmunoGen's Chairman and Chief Executive Officer. From 1982 to 1985 Dr. Sayare was Vice President of Development at Xenogen, Inc., a biotechnology company, and from 1977 to 1982 he was Assistant Professor of Biochemistry at the University of Connecticut. Dr. Sayare serves on the Board of Directors of the Biotechnology Industry Organization ("BIO") and is BIO's Treasurer. He also serves on the Board of Directors of Public Responsibility in Medicine and the Aero Club of New England and is Vice Chairman of Research!America.

        There is no family relationship between any director or person nominated or chosen by the Company to become a director.

      If any of the individuals named above should not be available for election as contemplated, it is the intention of the persons named in the proxy to vote for such other person or persons as management may recommend. Management has no reason to believe any nominees will be unavailable. Any vacancies that may occur during the year may be filled by the Board of Directors to serve until the next annual meeting.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Board of Directors of the Company held six meetings during 1995 and took action by unanimous written consent on one occasion. Each director attended at least 75 percent of the Board meetings held during the period for which he was a director. The Committees of the Board of Directors are the Executive Committee, the Compensation and Stock Option Committee, the Audit Committee and the Nominating Committee. Each director attended at least 75 percent of the aggregate number of committee meetings held during the period for which he served on such committees. Members of the Board will be elected at the first meeting of the Board following this year's Annual Meeting to serve on the various committees until the next Annual Meeting.

        In the absence of actions by the full Board of Directors, the Executive Committee may exercise, with certain limitations, all of the powers of the Board in the management of the business and affairs of the Company. Its members are: Messrs. Cashen, Hatch and Masters. The Executive Committee held one meeting during 1995. The Board's Compensation and Stock Option Committee reviews and recommends salary, bonus and other benefits for designated members of senior management and reviews and recommends new executive compensation or benefit plans or policies to the Board and is responsible for administering the Company's 1989 Stock Option and Incentive Plan, the 1990 Stock Option Plan for Outside Directors and the 1995 Stock Option Plan for Outside Directors. Its members are: Messrs. Cashen, Maxwell and Sayare. The Compensation and Stock Option Committee held four meetings during 1995. The Audit Committee recommends the engagement of the Company's independent auditors, consults with such auditors with regard to audit plans, and reviews the annual reports of the independent auditors as well as the adequacy of the Company's internal operating procedures and controls. Its members are: Messrs. Maxwell, McKernan and Sayare. The Audit Committee held one meeting during 1995. The Nominating Committee recommends to the full Board the number of directors to serve on the Board, the criteria for Board membership and nominees for election to the Board. Its members are: Messrs. Masters, Maxwell and McKernan. The Nominating Committee held one meeting during 1995 and took action by unanimous written consent on one occasion. The Nominating Committee will consider nominees for director recommended by stockholders as part of the Nominating Committee's periodic review of the size and composition of the Board. Such recommendations may be sent to the Nominating Committee through the Secretary of the Company.

        Under the Company's By-laws, stockholders wishing to formally nominate a person for election as a director at the annual meeting must notify the Secretary of the Company in writing not less than 60 nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. If the date of the annual meeting is changed by more than 30 days from such anniversary date, the notice by the stockholder must be received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such notice must comply with the provisions set forth in the By-laws. A copy of the relevant provisions of the By-laws will be sent to any stockholder who requests it in writing. Such requests should be addressed to the Secretary of the Company.

      Officers of the Company who are also directors do not receive additional compensation for attendance at Board of Directors' meetings or committee meetings. In accordance with the Company's By-laws, it has always been the Company's policy to reimburse the directors for out-of-pocket expenses, and effective July 23, 1990, the Company adopted a policy to pay a per meeting fee of $750 to each non-employee director for his attendance and service at each Board of Directors' meeting. Effective June 2, 1994, the Company adopted a policy to pay an additional fee of $250 for attendance and service at a dinner meeting on the evening before the regular meetings of the Board of Directors. Mr. Cashen and Mr. Masters each received $4,000, Dr. Maxwell received $3,500, Dr. Sayare received $3,000 and Mr. McKernan received $2,875 during 1995 for their attendance and services at regular meetings of the Board of Directors. Additionally, Mr. Masters received $1,750 and Dr. Sayare received $500 for consulting services rendered for the Company at times other than during the regular meetings of the Board of Directors.

      In February 1990, the Board of Directors adopted the 1990 Stock Option Plan for Outside Directors (the "1990 Plan"), which was approved by the stockholders in July 1990. Under the 1990 Plan, each director who was not an employee of the Company on the date the 1990 Plan was adopted by the Board of Directors was automatically granted a non-qualified stock option to purchase 2,250 shares of common stock at its fair market value on the day preceding the date of the grant. Non-employee directors who were newly elected to the Board subsequent to that date received an automatic grant of an option to purchase 2,250 shares, at fair market value on the day preceding the date of the grant, when such directors were first elected to the Board by the stockholders. Each option became exercisable as to one-third of the shares subject to the option on the date of the grant and thereafter as to one-third of the shares after each of the first two years of continuous service by the non-employee director of the Company. The 1990 Plan terminated by its terms in February 1995, and no further grants of options may be made under the 1990 Plan. In April 1996, an outstanding option to purchase 2,250 shares of common stock previously granted under the 1990 Plan was exercised by one director (Mr. Masters) at an exercise price of $1.53 per share. There are no remaining outstanding options under the 1990 Plan.

        In February 1995, the Board of Directors adopted the 1995 Stock Option Plan for Outside Directors (the "1995 Plan"), which was approved by the stockholders in June 1995. Under the 1995 Plan, each director who was not an employee of the Company on the date the 1995 Plan was adopted by the Board of Directors (Messrs. Cashen, Masters, Maxwell and Sayare) was automatically granted a non-qualified stock option to purchase 8,000 shares of common stock at a purchase price of $1.25 per share, the fair market value on the day of the grant.  One non-employee director who was newly elected to the Board
subsequent to that date   (Mr. McKernan) received an automatic grant of an
option to purchase 8,000 shares at a purchase price of $1.94 per share, the fair market value on the day when such director was first elected to the Board by the stockholders. For those outside directors who were serving as such when the 1995 Plan was adopted by the Board of Directors, each option will become exercisable as to one-half (1/2) of the shares subject to the option on the first business day after the 1996 Annual Meeting of Stockholders and thereafter as to the remaining one-half (1/2) of the shares after the first business day after the 1997 Annual Meeting of Stockholders, providing service by the holder thereof, as director of the Company, since the date of the grant of the option has been continuous. For those directors who are elected as such subsequent to when the 1995 Plan was adopted by the Board of Directors each option shall become exercisable as to one-half (1/2) of the shares subject to the option on the first business day after the Annual Meeting of Stockholders subsequent to the Annual Meeting at which the participant is first elected to the Board of Directors by the shareholders and thereafter as to the remaining one-half (1/2) of the shares on the first business day after the next Annual Meeting of Stockholders, providing service by the holder thereof, as a director of the Company, since the date of the grant of the option has been continuous. The 1995 Plan provides that all options expire no later than five years from the date of grant. The Board of Directors has reserved 64,000 shares of common stock for issuance under the 1995 Plan. As of April 22, 1996, options to purchase an aggregate of 40,000 shares of common stock were outstanding, at exercise prices ranging from $1.25 to $1.94 per share.

        The last sales price of the Company's common stock on April 22, 1996 as reported by The Nasdaq SmallCap Market was $3.56

                                        EXECUTIVE OFFICERS

      The Company's executive officers, who each hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders of the Company and until his successor is chosen and qualified, are as follows:

        MICHAEL F. BRIGHAM (Age: 35, Officer Since: October 1991) was elected Chief Financial Officer and Treasurer of the Company in October 1991 and was appointed Secretary in December 1995. Prior to that, he served as Director of Finance and Administration for the Company since September 1989. Prior to joining the Company, he was employed as an audit manager for the public accounting firm of Ernst & Young. Mr. Brigham earned his masters in Business Administration from New York University in 1989.

        JOSEPH H. CRABB, PH.D. (Age 41, Officer Since: March 1996) was elected Vice President of Research and Development of the Company in March 1996. Prior to that, he served as Director of Research and Development for the Company. Prior to joining the Company in 1988, Dr. Crabb earned his Ph.D. in Biochemistry from Dartmouth Medical School and completed postdoctoral studies in microbial pathogenesis at Harvard Medical School, where he also served on the faculty.

      THOMAS C. HATCH Information concerning the background and experience of Mr. Hatch and the period during which he has served in his current capacity is set forth above under the caption "ELECTION OF THE BOARD OF DIRECTORS (ITEM
1)".

      There is no family relationship between any executive officer or person nominated or chosen by the
Company to become an executive officer.

EXECUTIVE COMPENSATION

      The following table contains information as to the total compensation paid by the Company for services rendered during each of the three fiscal years ended December 31, 1995, 1994 and 1993 by the person who served as Chief Executive Officer during fiscal year 1995 and the only other executive officer of the Company to earn a total salary and bonus in excess of $100,000 during fiscal year 1995.

                                    SUMMARY COMPENSATION TABLE


                                   Annual Compensation              Long-Term Compensation
   Name and                                                               Securities
    Principal                                                             Underlying
    Position                  Year     Salary($)     Bonus($)(1)        Options(#)(2)

Thomas C. Hatch               1995     112,219          27,295                500
President and                 1994     107,757           3,841                --
Chief Executive Officer       1993      88,733               0             18,000

Joseph H. Crabb (3)           1995      84,702          16,480             31,000
Vice President of
Research and Development

(1) Bonus compensation is reported in this table in the year it is earned regardless of the fiscal year in which it is paid.
(2) Reflects shares of common stock underlying options granted to the named employee.
(3) This 1995 compensation was earned by Dr. Crabb prior to his being appointed an executive officer of the Company in March 1996. Prior to 1995, he earned less than $100,000 per year in salary and bonus.


        The table below sets out information on option grants made in 1995 to executive officers listed in the Summary Compensation Table.


                                 OPTION GRANTS IN LAST FISCAL YEAR

                                           Individual Grants



                                                 % of
                         Number of           Total Options
                         Securities          Granted to
                         Underlying          Employees       Exercise
                         Options Granted     in Fiscal       Price            Expiration
        Name                   (#)            Year           ($/Sh)           Date


        Thomas C. Hatch       500 (1)            .6%          1.69            12/08/05

        Joseph H. Crabb    30,500 (2)          36.3%          1.94            06/23/05
                              500 (1)            .6%          1.69            12/08/05


(1)     These options become exercisable in full on December 8, 1996
(2) These options become exercisable as to one-third on June 23, 1996, one-third on June 23, 1997 and the remaining one-third on June 23, 1998.

        The table below sets out information on options exercised and outstanding options held by the executive officers listed in the Summary Compensation Table.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

                                                   Number of Securities       Value of Unexercised
                     Shares                       Underlying Unexercised      In-the-Money Options
                    Acquired        Value         Options at FY-End (#)            at FY-End (1)
Name             on Exercise(#)   Realized ($)   Exercisable  Unexercisable  Exercisable  Unexercisable

Thomas C. Hatch        --             --            178,300       3,200        $248,815      $ 3,243

Joseph H. Crabb        --             --             27,500      43,000        $ 37,265      $21,375

(1) This value is calculated by determining the difference between the fair market value (defined as the last sales price) of the Company's common stock at fiscal year-end and the exercise price of the options.

EMPLOYMENT AGREEMENTS

        In November 1991, the Company entered into an employment agreement with Mr. Hatch pursuant to which Mr. Hatch agreed to serve the Company as President and Chief Executive Officer. Under the agreement, Mr. Hatch is entitled to receive a minimum annual salary, subject to increases and bonus pay at the discretion of the Compensation and Stock Option Committee of the Company's Board of Directors. This minimum annual salary amount was increased from $106,000 to $109,180 effective February 1995 and to $112,000 effective February 1996. Should the employment of Mr. Hatch be terminated for reasons other than voluntary resignation or termination for just cause, as defined in the agreement, Mr. Hatch is entitled to receive three months' salary, as well as the associated regular employee benefits at the then prevailing levels.

        In November 1991, the Company entered into an employment agreement with Dr. Crabb pursuant to which Dr. Crabb agreed to serve the Company as Director of Research and Development. In March 1996, the Board of Directors promoted Dr. Crabb to the position of Vice President of Research and Development.
Under the agreement, Dr. Crabb is entitled to receive a minimum annual salary, subject to increases and bonus pay at the discretion of the Compensation and Stock Option Committee of the Company's Board of Directors. This minimum annual salary amount was increased from $80,000 to $82,400 effective February 1995, to $84,625 effective February 1996 and to $90,000 effective March 1996. Should the employment of Dr. Crabb be terminated for reasons other than voluntary resignation or termination for just cause, as defined in the agreement, Dr. Crabb is entitled to receive four months' salary, as well as the associated regular employee benefits at the then prevailing levels.

INDEMNIFICATION AGREEMENTS

        The Company has entered into indemnification agreements with its directors and executive officers in the form approved by the stockholders at the 1989 Annual Meeting. The agreements include procedures for reimbursement by the Company of liabilities and expenses which may be incurred in connection with service as a director or officer. The Company also expects to enter into indemnification agreements with individuals who become directors in the future, as well as such officers of the Company as the Board of Directors may from time to time determine.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's common stock at April 22, 1996 of (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's common stock, (ii) each of the Company's directors and nominees, (iii) each of the Company's executive officers named in the Summary Compensation Table above and (iv) all directors and executive officers of the Company as a group:

                                      Shares of the                 Percent of the
                                 Company's Common Stock       Company's Common Stock
Name of Beneficial Owner         Beneficially Owned (1)          Beneficially Owned

Anthony B. Cashen (2)............        14,000                          *
Joseph H. Crabb (3)..............        38,606                         1.6%
Thomas C. Hatch (4)..............       200,585                         8.0%
George W. Masters (2)............        26,450                         1.1%
William H. Maxwell, M.D.(2)......         7,065                          *
John R. McKernan, Jr.(2).........         8,500                          *
Mitchel Sayare (2)...............         6,700                          *
Directors and executive officers
as a Group (8 persons)(5)........       360,906                        13.8%
Lindsay Rosenwald, M.D.(6).......       177,000                         7.6%
Frank E. Ruch, Jr., Ph.D.(7).....       175,787                         7.6%

*Ownership percentage is less than 1%

(1) The persons named in the table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, subject to the information contained in the footnotes
	of this table.
(2) Includes 4,000 shares of common stock covered by stock options which become exercisable on June 28, 1996.
(3)     Includes 35,166 shares of common stock covered by stock options which
        are currently exercisable.   The address for Dr. Crabb is c/o ImmuCell
        Corporation, 56 Evergreen Drive, Portland, ME  04103.
(4) Includes 182,800 shares of common stock covered by stock options which are currently exercisable. The address for Mr. Hatch is c/o ImmuCell Corporation, 56 Evergreen Drive, Portland, ME 04103.
(5) Includes 282,716 shares of common stock covered by stock options which are currently exercisable.
(6) Based on information contained in Amendment No. 1 to Schedule 13D filed with the Securities and Exchange Commission on or about December 22, 1995 on behalf of each of Dr. Lindsay Rosenwald, Aries Financial Services, Inc., Aries Domestic Fund, L.P. and The Aries Trust, in which Dr. Rosenwald and Aries Financial each reported shared voting and dispositive power with respect to these 177,000 shares, Aries Domestic Fund reported shared voting and dispositive power with respect to 100,750 of such shares and the Aries Trust reported shared voting and dispositive power with respect to 76,250 of such shares. The Address of each of Dr. Rosenwald and Aries Financial is 375 Park Avenue, Suite 1501, New York, NY 10152.
(7)     The address of Dr. Ruch is 159 Foreside Road, Falmouth, ME  04105.

        There were no relationships and related transactions requiring disclosure under the section titled, "Certain Relationships and Related Transactions" during the Company's most recent fiscal year.

                                  INFORMATION CONCERNING AUDITORS

      The Board of Directors of the Company engaged Coopers & Lybrand as the principal accountants to audit the Company's financial statements for each of the fiscal years 1995, 1994 and 1993. The foregoing decisions were recommended by the Audit Committee of the Board of Directors and then approved by the Board. The selection of the auditors to perform the 1996 audit is expected to be made at the first Board meeting following the Annual Meeting on June 28, 1996.

        A representative of Coopers & Lybrand is expected to be present at the Annual Meeting with an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

                     COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT OF 1934

        Section 16 of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with except as follows: (i) the Initial Statement of Beneficial Ownership of Securities on Form 3 for John R. McKernan, Jr., an outside director, was due to be filed on July 3, 1995, but was filed late on July 14, 1995; and (ii) the expiration of 5,000 out-of-the-money stock options previously held by Mr. Brigham and Mr. Hatch, both executive officers of the Company, was due to be filed on Form 5 by February 14, 1995 but was inadvertently not reported until January 26, 1996.

                                     EXPENSES AND SOLICITATION

      The cost of preparing, assembling, and mailing the proxy material and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. Although the stockholders reserves the right to do so, the Company does not currently intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The proxy materials are being mailed to shareholders of record at the close of business on May 1, 1996.

                            STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        Proposals of stockholders of the Company intended to be presented at the 1997 Annual Meeting of stockholders must be received by the Company at its principal place of business no later than December 31, 1996 to be included in the Company's proxy statement and form of proxy relating to that meeting. Certified mail addressed to the Secretary of the Company is advised.

                                           OTHER MATTERS

        The management of the Company does not know of any matter not specifically referred to above as to which any action is expected to be taken at the meeting. However, if any matters other than those referred to above properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

      All shares represented by proxies in the form enclosed herewith will be voted at the meeting and adjournments thereof in accordance with the terms of such proxies and the pertinent statements included herein relative to the exercise of the power granted by said proxies, provided such proxies appear to be valid and executed by stockholders of record entitled to vote thereat and have not previously been revoked. A proxy may be revoked at any time prior to its exercise by the filing with the Secretary of the Company of an instrument revoking such proxy or a duly executed proxy bearing a later date. A stockholder's proxy will not be voted if the stockholder attends the meeting and elects to vote in person. Where the person solicited specifies in his proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted FOR the election of the nominees listed in Item 1.





                                          BY ORDER OF THE BOARD OF DIRECTORS




                                          MICHAEL F. BRIGHAM, SECRETARY
                                          April 30, 1996




A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, INCLUDING THE FINANCIAL STATEMENTS, ENCLOSED INSIDE A DESCRIPTIVE POCKET COVER, WHICH SERVES AS THE COMPANY'S 1995 ANNUAL REPORT, ACCOMPANIES THIS PROXY STATEMENT. COPIES OF THE EXHIBITS TO THE 1995 FORM 10-K ARE AVAILABLE UPON WRITTEN REQUEST TO THE FOLLOWING ADDRESS:

                                INVESTOR RELATIONS
                               IMMUCELL CORPORATION
                                56 EVERGREEN DRIVE
                                PORTLAND, ME 04103

                                       IMMUCELL CORPORATION



                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                             DIRECTORS FOR THE ANNUAL MEETING OF
                          STOCKHOLDERS TO BE HELD ON JUNE 28, 1996



KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder(s) of ImmuCell Corporation (the "Company"), do(es) hereby appoint Messrs. Michael F. Brigham and Thomas C. Hatch, and each of them, true and lawful proxy or proxies, with full power of substitution in each, for and in the name of the undersigned to vote all shares of common stock, par value $.10 per share, of the Company outstanding in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Embassy Suites Hotel, 1050 Westbrook Street, Portland, Maine on Friday, June 28, 1996 at 10:00 a.m. local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present, hereby revoking all previous proxies. This Proxy is revocable. The undersigned reserves the right to attend and vote in person. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated April 30, 1996, the Proxy Statement accompanying the Notice, and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.


Said proxies are directed to vote as indicated on the following proposals:



1.   ELECTION OF DIRECTORS:

Nominees:              ANTHONY B. CASHEN, THOMAS C. HATCH, GEORGE W.
                       MASTERS, WILLIAM H. MAXWELL, JOHN R. MCKERNAN, JR.
                       AND MITCHEL SAYARE


FOR all nominees listed above <square>

WITHHOLD AUTHORITY to vote for all nominees listed above <square>


FOR all nominees listed above except that authority is withheld to vote for any nominee whose name is written on the line immediately below:

2.    OTHER MATTERS:

To vote with discretionary authority upon any other matters which may properly come before the meeting or any adjournment thereof.


Each stockholder should specify by a mark in the appropriate box above how he wishes his shares voted. Shares will be voted as specified. IF NO SPECIFICATION IS MADE ABOVE, SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 1 ABOVE.


PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE REPLY ENVELOPE.


PLEASE CHECK HERE IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING IN PERSON.
<square>
                                Dated:.............................  1996
                                ...................................
                                ...................................
                                ...................................
                                Signature(s) of Stockholder(s)



Note:          Signature(s) should agree with the name(s) on the stock
certificates, Executors, administrators, trustees, guardians, etc. should so indicate when signing.